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                                                                    EXHIBIT 23.2

                         CONSENT OF INDEPENDENT AUDITORS

We consent to the reference to our firm under the caption "Experts" and to the use of our report dated March 29, 1999 (except as to note 16 which is as at September 28, 1999), in the Amendment No. 2 to the Registration Statement on Form SB-2 and related prospectus of Talisman Enterprises Inc. dated
September 28, 1999.



                                            /s/ Ernst & Young LLP


Hamilton, Canada                                Ernst & Young LLP
September 28, 1999